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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  May 20, 2003
                Date of Report (Date of earliest event reported)


                          DELPHI FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      001-11462               13-3427277
(State or other jurisdiction of    (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

        1105 North Market Street, Suite 1230, Wilmington, Delaware 19899
                    (Address of principal executive offices)

                          (302) 478-5142 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other events.


     On May 20, 2003, pursuant to resolutions of the Board of Directors of Delphi Financial Group, Inc. (the "Company") adopted on May 8, 2003, the Company issued $143,750,000 of 8.00% Senior Notes due 2033 in an underwritten public offering. This amount is part of a total of $250,000,000 covered under a Registration Statement on Form S-3 (Registration No. 333-86666) and a related Prospectus dated May 6, 2002. The issuance of a total of $143,750,000 of 8.00% Senior Notes due 2033 is covered, in addition, by a related Prospectus Supplement dated May 13, 2003.



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Item 7.  Exhibits.


     (c) Exhibits. The following exhibits are filed herewith:

         Exhibit No.             Description
         -----------             -----------

          1 Underwriting Agreement dated as of May 13, 2003 by and among Delphi Financial Group, Inc., and the underwriters named therein

          4(a) Indenture dated as of May 20, 2003 by and between Delphi
               Financial Group, Inc and Wilmington Trust Company, as trustee

          4(b) First Supplemental Indenture dated as of May 20, 2003 by and between Delphi Financial Group, Inc and Wilmington Trust Company, as trustee

          4(c) 8.00% Senior Note due 2033

          25   Statement of eligibility of trustee on Form T-1



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 20, 2003


                            DELPHI FINANCIAL GROUP, INC.


                            By:  /s/ Chad W. Coulter
                                 ------------------------------------
                                 Name:  Chad W. Coulter
                                 Title: Vice President and
                                          General Counsel






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